UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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MAGICJACK VOCALTEC LTD.

(Name of Registrant as Specified in Its Charter)

PAUL M. POSNER

CARNEGIE TECHNOLOGIES HOLDINGS, LLC

CARNEGIE TECHNOLOGIES-NY MJ HOLDINGS, LLC

FRANK BELL

NABIL N. EL-HAGE

RICHARD L. KIMSEY

MORRIS A. MILLER

RICHARD W. TALARICO

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

On March 15, 2017, Paul M. Posner and Carnegie Technologies Holdings, LLC issued the press release attached hereto as Exhibit A with respect to the nomination of directors to be included in the proxy statement of MAGICJACK VOCALTEC LTD., a company incorporated in the State of Israel (the “Issuer”).

THE PARTICIPANTS IN THE PROXY SOLICITATION ARE PAUL M. POSNER (“POSNER”), CARNEGIE TECHNOLOGIES HOLDINGS, LLC (“CARNEGIE”) AND CARNEGIE TECHNOLOGIES-NY MJ HOLDINGS, LLC (“CARNEGIE NY”) (POSNER, CARNEGIE AND CARNEGIE NY, COLLECTIVELY, THE "CARNEGIE PARTIES"), FRANK BELL, NABIL N. EL-HAGE, RICHARD L. KIMSEY, MORRIS A. MILLER, AND RICHARD W. TALARICO (COLLECTIVELY WITH THE CARNEGIE PARTIES, THE "PARTICIPANTS"). AS OF THE DATE HEREOF, POSNER OWN AND CARNEGIE NY OWN AN AGGREGATE OF 247,334 ORDINARY SHARES OF MAGICJACK VOCALTEC LTD., WHICH CONSTITUTES APPROXIMATELY 1.6% OF THE OUTSTANDING ORDINARY SHARES OF MAGICJACK VOCALTEC LTD. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT OF MAGICJACK VOCALTEC LTD. AND SCHEDULE 14N, PROXY STATEMENT AND OTHER DOCUMENTS ISSUED BY CARNEGIE RELATED TO THE SOLICITATION OF VOTES ON BEHALF OF THE CARNEGIE PARTIES FROM THE SHAREHOLDERS OF MAGICJACK VOCALTEC LTD. AT ITS ANNUAL MEETING, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION, INCLUDING THEIR RESPECTIVE INTERESTS IN MAGICJACK VOCALTEC LTD. BY SECURITIES HOLDINGS OR OTHERWISE. A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE AVAILABLE TO SHAREHOLDERS OF MAGICJACK VOCALTEC LTD. FROM THE COMPANY AT NO CHARGE, A DEFINITIVE PROXY STATEMENT OF CARNEGIE WILL BE AVAILABLE TO SHAREHOLDERS OF MAGICJACK VOCALTEC LTD. FROM CARNEGIE AT NO CHARGE, AND EACH WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE VOTING YOUR SHARES, PLEASE CONTACT MACKENZIE PARTNERS, INC. AT (800) 322-2885 (TOLL-FREE IN NORTH AMERICA) OR AT +1 (212) 929-5500 (CALL COLLECT) OR BY EMAIL AT PROXY@MACKENZIEPARTNERS.COM.

Exhibit A

Carnegie Technologies Addresses Efforts by magicJack to Manipulate the Director Election Process

Carnegie Calls on magicJack to Cease Its Self-Serving Delay Tactics

SAN ANTONIO – March 15, 2017 – Carnegie Technologies Holdings, LLC and Founder Paul Posner (“Carnegie”), the holder of approximately 1.6% of the shares in magicJack VocalTec Ltd. (“magicJack” or the “Company”) (NASDAQ:CALL), today commented on magicJack’s effort to deny shareholders the opportunity to vote for the Carnegie nominees.

magicJack has displayed unacceptably self-serving behavior by intentionally delaying the release of their proxy materials and refusing to provide Carnegie with the basic lists of shareholders and related information. magicJack has ready access to this information, but is refusing to give it to Carnegie, as required under state law, to allow Carnegie to communicate with fellow shareholders.

“With an annual meeting roughly two weeks away, it is unconscionable that the current Board has not provided shareholders with proxy materials so everyone has time to assess the future governance of the company,” said Paul Posner, Founder and CEO of Carnegie Technologies. “The constant delay tactics and impediments to shareholder communication are just the most recent indication of entrenchment. It has become clear that magicJack’s current Board is unable to run a fair and open election process – which also raises questions around any potential sale process overseen by the current Board.”

Added Posner, “We call on magicJack to fulfill its obligation to shareholders as it relates to the annual meeting and immediately distribute the Company’s voting materials to shareholders. The meeting will allow all shareholders the opportunity to vote for new leadership and decide upon the future direction of the Company.”

On January 5, 2017, Carnegie announced the nomination of five highly qualified candidates for election to magicJack’s Board of Directors at its 2016 Annual Meeting of Shareholders. The Carnegie nominees include Frank Bell, Nabil El-Hage, Richard Kimsey, Morris Miller and Richard Talarico. Carnegie also supports the election of magicJack director nominee Gerald Vento, and Alan B. Howe, a nominee of Kanen Wealth Management, LLC. For more information, please visit www.mjproxy.com.

Carnegie has retained The Bank Street Group as its financial advisor, as well as Meitar Liquornik Geva Leshem Tal as its Israeli counsel and Wiggin and Dana LLP as US securities law counsel.

Additional Information

THE PARTICIPANTS IN THE PROXY SOLICITATION ARE PAUL M. POSNER (“POSNER”), CARNEGIE TECHNOLOGIES HOLDINGS, LLC (“CARNEGIE”) AND CARNEGIE TECHNOLOGIES-NY MJ HOLDINGS, LLC (“CARNEGIE NY”) (POSNER, CARNEGIE AND CARNEGIE NY, COLLECTIVELY, THE "CARNEGIE PARTIES"), FRANK BELL, NABIL N. EL-HAGE, RICHARD L. KIMSEY, MORRIS A. MILLER, AND RICHARD W. TALARICO (COLLECTIVELY WITH THE CARNEGIE PARTIES, THE "PARTICIPANTS"). AS OF THE DATE HEREOF, POSNER OWN AND CARNEGIE NY OWN AN AGGREGATE OF 247,334 ORDINARY SHARES OF MAGICJACK VOCALTEC LTD., WHICH CONSTITUTES APPROXIMATELY 1.6%

OF THE OUTSTANDING ORDINARY SHARES OF MAGICJACK VOCALTEC LTD. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT OF MAGICJACK VOCALTEC LTD. AND SCHEDULE 14N, PROXY STATEMENT AND OTHER DOCUMENTS ISSUED BY CARNEGIE RELATED TO THE SOLICITATION OF VOTES ON BEHALF OF THE CARNEGIE PARTIES FROM THE SHAREHOLDERS OF MAGICJACK VOCALTEC LTD. AT ITS ANNUAL MEETING, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION, INCLUDING THEIR RESPECTIVE INTERESTS IN MAGICJACK VOCALTEC LTD. BY SECURITIES HOLDINGS OR OTHERWISE. A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE AVAILABLE TO SHAREHOLDERS OF MAGICJACK VOCALTEC LTD. FROM THE COMPANY AT NO CHARGE, A DEFINITIVE PROXY STATEMENT OF CARNEGIE WILL BE AVAILABLE TO SHAREHOLDERS OF MAGICJACK VOCALTEC LTD. FROM CARNEGIE AT NO CHARGE, AND EACH WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE VOTING YOUR SHARES, PLEASE CONTACT MACKENZIE PARTNERS, INC. AT (800) 322-2885 (TOLL-FREE IN NORTH AMERICA) OR AT +1 (212) 929-5500 (CALL COLLECT) OR BY EMAIL AT PROXY@MACKENZIEPARTNERS.COM.

About Carnegie Technologies

Carnegie Technologies brings together the best and brightest minds to challenge the status quo and develop real, revenue-generating communications products that take advantage of the fundamental shifts in the communications technology ecosystem. Founded in 2010 by Paul Posner following a successful 20-year history operating wireless networks and developing adjunct communications products, Carnegie Technologies has over 100 employees and engineering teams on four continents with deep expertise in application development and software for mobile devices, cellular core network operations, and more that is now leveraged to drive the development of the next generation of communications technology.

Contacts

Investors

MacKenzie Partners, Inc.

Paul Schulman, 212- 929-5364

Bob Marese 212-929-5045

Media

Gagnier Communications

Dan Gagnier, 646-569-5897

Patrick Reynolds, 646-569-5879